Derivatives and hedge accounting - Gross carrying value of derivatives used for net investment hedging (Details) - Derivatives [member] - Hedges of net investments in foreign operations [member] - FX forwards and cross currency swaps [Member] - EUR (€)
€ in Millions
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of detailed information about hedging instruments [table]
Hedging instrument, assets	€ 18	€ 69
Hedging instrument, liabilities	€ 88	€ 98